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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 29, 2004


                          TERRA NITROGEN COMPANY, L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                  1-10877                      73-1389684
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004, Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.'s second quarter 2004 earnings. A copy of the press release is furnished herewith as Exhibit 99.1.

     The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TERRA NITROGEN COMPANY, L.P.

                                       By:      Terra Nitrogen Corporation
                                       Its:     General Partner


                                       /s/ Mark A. Kalafut
                                       -----------------------------------------
                                       Mark A. Kalafut
                                       Vice President, General Counsel
                                       and Corporate Secretary


Date:  July 29, 2004